UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K/A
___________________________________
AMENDMENT NO. 1 TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2017
___________________________________
Federal Signal Corporation
(Exact name of registrant as specified in its charter)
___________________________________

Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (630) 954-2000
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of Federal Signal Corporation (the “Company”) dated June 2, 2017 (the “Initial 8-K”), to file the historical financial statements and pro forma financial information referred to in Item 9.01(a) and (b) hereof, respectively, relating to the Company’s acquisition of all of the outstanding shares of capital stock of GenNx/TBEI Intermediate Co., a Delaware corporation, on June 2, 2017.  The Company hereby amends Item 9.01 of the Initial 8-K to provide in its entirety as follows:

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired
(1)
The historical audited consolidated financial statements of GenNx/TBEI Intermediate Co. and Subsidiaries, which comprise the consolidated balance sheet as of September 30, 2016 and the related consolidated statements of income and comprehensive income, shareholders’ equity, and cash flows for the year ended September 30, 2016, and the related notes to the consolidated financial statements, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A, and are incorporated by reference herein.

(2)
The historical unaudited condensed consolidated financial statements of GenNx/TBEI Intermediate Co. and Subsidiaries as of March 31, 2017 and for the six months ended March 31, 2017 and 2016 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A, and are incorporated by reference herein.

	(3)	The consent of Rehmann Robson LLC, independent auditor, is attached as Exhibit 23.1 to this Current Report on Form 8-K/A.
(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2016 and as of, and for the three months ended, March 31, 2017 is filed as Exhibit 99.3 to this Current Report on Form 8-K/A.

(c)		Not applicable.
(d)	Exhibits
10.1
First Amendment to Amended and Restated Credit Agreement, dated as of June 2, 2017, by and among Federal Signal Corporation and certain of its foreign subsidiaries, Wells Fargo Bank, National Association, and the Lenders party thereto. Incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed June 2, 2017.

10.2
Stock Purchase Agreement, dated as of May 8, 2017, by and between GenNx/TBEI Holdings, LLC and Federal Signal Corporation. Incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed May 8, 2017.

	23.1	Consent of Rehmann Robson LLC.
99.1
Audited Consolidated Financial Statements of GenNx/TBEI Intermediate Co. and Subsidiaries, which comprise the consolidated balance sheet as of September 30, 2016 and the related consolidated statements of income and comprehensive income, shareholders' equity, and cash flows for the year ended September 30, 2016, and the related notes to the consolidated financial statements.

	99.2	Unaudited Condensed Consolidated Financial Statements of GenNx/TBEI Intermediate Co. and subsidiaries as of March 31, 2017 and for the six months ended March 31, 2017 and 2016.
	99.3	Unaudited pro forma condensed combined financial information of Federal Signal Corporation for the year ended December 31, 2016 and as of, and for the three months ended, March 31, 2017.

 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Dated: August 15, 2017	By:	/s/ Ian A. Hudson
Vice President and Interim Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1
First Amendment to Amended and Restated Credit Agreement, dated as of June 2, 2017, by and among Federal Signal Corporation and certain of its foreign subsidiaries, Wells Fargo Bank, National Association, and the Lenders party thereto. Incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed June 2, 2017.

10.2
Stock Purchase Agreement, dated as of May 8, 2017, by and between GenNx/TBEI Holdings, LLC and Federal Signal Corporation. Incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed May 8, 2017.

23.1	Consent of Rehmann Robson LLC.
99.1
Audited Consolidated Financial Statements of GenNx/TBEI Intermediate Co. and Subsidiaries, which comprise the consolidated balance sheet as of September 30, 2016 and the related consolidated statements of income and comprehensive income, shareholders' equity, and cash flows for the year ended September 30, 2016, and the related notes to the consolidated financial statements.

99.2	Unaudited Condensed Consolidated Financial Statements of GenNx/TBEI Intermediate Co. and subsidiaries as of March 31, 2017 and for the six months ended March 31, 2017 and 2016.
99.3	Unaudited pro forma condensed combined financial information of Federal Signal Corporation for the year ended December 31, 2016 and as of, and for the three months ended, March 31, 2017.